EXHIBIT 32.2

                           SECTION 1350 CERTIFICATION

In connection with the Quarterly Report of InfoSpi, Inc. (the "Company") on Form 10-Q for the period ending June 30, 2008 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Dominique Garcia, the Treasurer and CFO of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge:

     1) The Quarterly Report on Form 10-Q of the Company for the three month period ended June 30, 2008 (the "Quarterly Report"), fully complies with the requirements of Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934, as amended; and

     2) The information contained in the Quarterly Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


Dated:  August 26, 2008

                                      /s/ Dominique Garcia
                                      ------------------------------------------
                                      Dominique Garcia
                                      Principal Accounting and Financial Officer